SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report : October 5, 1995
                       (Date of earliest event reported)




                                SUNAMERICA INC.
                          SUNAMERICA CAPITAL TRUST II
            (Exact name of registrant as specified in its charter)


                                   Maryland
                                   Delaware
                           (State of Incorporation)


(Commission File Number)            (IRS Employer Identification No.)
         1-4618                                    86-0176061
         1-4618-01                                 95-6994849



            1 SunAmerica Center, Los Angeles, California 90067-6022
                   (Address of principal executive offices)



              Registrant's Telephone Number, including area code:
                                (310) 772-6000
                                (310) 772-6000


ITEM 5.        OTHER EVENTS

               Exhibits are filed herewith in connection with the issuance by SunAmerica Capital Trust II (the "Trust") of its 8.35% Trust Originated Preferred Securities pursuant to Registration Statement Nos. 33-62405 and 33-62405-01 filed by SunAmerica Inc. ("SunAmerica") and the Trust.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


                                   EXHIBITS

Exhibit
-------

5.1 Opinion of Davis Polk & Wardwell as to the validity of the 8.35% Junior Subordinated Debentures due 2044 of SunAmerica and the Guarantee Agreement of SunAmerica

5.2 Opinion of Piper & Marbury L.L.P. as to the due authorization of the 8.35% Junior Subordinated Debentures due 2044 of SunAmerica and the Guarantee Agreement of SunAmerica

5.3 Opinion of Richards, Layton & Finger as to the validity of the 8.35% Trust Originated Preferred Securities

8              Tax Opinion of Davis Polk & Wardwell

23.3           Consents of Davis Polk & Wardwell (included in Exhibits 5.1 and
               8)

23.4           Consent of Piper & Marbury L.L.P. (included in Exhibit 5.2)

23.5           Consent of Richards, Layton & Finger (included in Exhibit 5.3)



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUNAMERICA, INC.



                                 By: /s/ James R. Belardi
                                     ________________________
                                     James R. Belardi
                                     Senior Vice President
                                     and Treasurer


Dated:  October 5, 1995